UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As described in Item 8.01 below, on October 10, 2023, Inovio Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it has received feedback from the U.S. Food and Drug Administration (the “FDA”) that data from the Company’s completed Phase 1/2 clinical trial of its lead product candidate INO-3107 for the treatment of recurrent respiratory papillomatosis (“RRP”) can be used to support the submission of a Biologic License Application (“BLA”) for review under the FDA’s accelerated approval program. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01, as well as the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On October 10, 2023, the Company announced that it has received FDA feedback that data from the Company’s completed Phase 1/2 clinical trial of INO-3107 for the treatment of RRP can be used to support the submission of a BLA for review under the FDA’s accelerated approval program. The FDA also advised that the Company will no longer be required to conduct its previously planned Phase 3 randomized, placebo-controlled trial; however, the Company will need to initiate a confirmatory clinical trial prior to BLA submission for accelerated approval and will also need to satisfy all other FDA filing requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Press Release, dated October 10, 2023, “INOVIO Receives FDA Feedback that Data from Completed Phase 1/2 Trial of INO-3107 Can Be Used to Submit a BLA Under Accelerated Approval Program.”

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: October 10, 2023	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer